Supplement dated March 15, 2007 to the Waddell & Reed Advisors
Retirement Builder Variable Annuity Prospectus dated May 1, 2006

Effective April 2, 2007, the W&R Target Limited-Term Bond Portfolio sub-account will be closed to purchase payments or transfers into the sub-account. Any scheduled purchase payment or transfer into the sub-account (e.g., via systematic transfers, rebalancing, etc.) after that date will be redirected into the W&R Target Bond Portfolio sub-account. Amounts currently allocated to the W&R Target Limited-Term Bond Portfolio sub-account will not be transferred out of the sub-account as a result of this closure.

If you do not wish to have these amounts redirected to the W&R Target Bond Portfolio sub-account effective on that date, you may call 1-800-362-3141 to opt out and discuss the available alternative(s).


Investors should retain this supplement for future reference.
F66152 3-2007